UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2020
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE				001-33642		33-0368882
(State or other jurisdiction of incorporation)				(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine	,	CA			92618
(Address of Principal Executive Offices)						(Zip Code)
				(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02....Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Masimo Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders on May 29, 2020 (the “Meeting”). At the Meeting, a total of 50,083,616 shares, or approximately 92.6% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy. At the Meeting, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2020. Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.
Proposal No. 1: To elect the following nominees as Class I directors to serve until the Company’s 2023 Annual Meeting of Stockholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Dr. Julie A. Shimer	45,607,375	960,941	96,838	3,418,462
Mr. H Michael Cohen	44,892,437	1,674,361	98,356	3,418,462
Proposal No. 2: To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021.

For	Against	Abstentions
49,524,926	486,070	72,620
Proposal No. 3: To provide an advisory vote to approve the compensation of our named executive officers.

For	Against	Abstentions	Broker Non-Votes
40,638,880	5,737,356	288,918	3,418,462
Proposal No. 4: To approve an amendment to our 2017 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
30,246,705	16,217,530	200,919	3,418,462
Proposal No. 5: To approve an amendment to our Executive Bonus Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
46,312,117	248,060	104,977	3,418,462

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: May 29, 2020	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)